Mortgage Servicing Rights	12 Months Ended
Dec. 31, 2011
Mortgage Servicing Rights [Abstract]
MORTGAGE SERVICING RIGHTS

NOTE 8 – MORTGAGE SERVICING RIGHTS

Mortgage servicing rights (“MSRs”) are recorded when loans are sold in the secondary market with servicing retained. As of December 31, 2011, the Corporation had obligations to service approximately $50 million of residential first mortgage loans. The valuation is based upon the net present value of the projected revenues over the expected life of the loans being serviced, as reduced by estimated internal costs to service these loans. The fair value of the capitalized servicing rights approximates the carrying value. The key economic assumptions used in determining the fair value of the mortgage servicing rights include an annual constant prepayment speed of 15.90 and a discount rate of 7.50% for December 31, 2011.

The following summarizes mortgage servicing rights capitalized and amortized, along with the aggregate activity in related valuation allowances (dollars in thousands):

December 31, 2011

Balance at beginning of period	$—
Additions from loans sold with servicing retained	415
Changes in valuation	—
Loan payments and payoffs	(15)

Fair value of MSRs at end of period	$400